Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 2, 2007 by and between Basic Energy Services, Inc., a Delaware corporation (“Basic”), and the individuals and entities listed on Exhibit A attached hereto who execute one or more counterpart signature pages to this Agreement (the “Holders”).
RECITALS
     A. This Agreement is entered into pursuant to that certain Stock Purchase Agreement, dated as of March 13, 2007 (the “Purchase Agreement”), by and among Basic Energy Services, L.P. a Delaware limited partnership and an indirect and wholly owned subsidiary of Basic (“Basic, LP”), and the shareholders and warrant holder (the “Sellers”) of Sledge Drilling Holding Corp., a Texas corporation (“Sledge”).
     B. The Purchase Agreement provides that, subject to the terms and conditions of the Purchase Agreement, the Sellers will sell and Basic, LP will purchase, all of the issued and outstanding capital stock of Sledge, following which Sledge will be a wholly owned subsidiary of Basic, LP.
     C. In partial consideration for the shares of capital stock of Sledge being purchased by Basic, LP from the Sellers, Basic, LP has agreed to deliver 430,191 shares of Common Stock, par value $0.01 per share, of Basic (the “Basic Common Shares”) to Sellers in conjunction with Closing of the transaction contemplated by the Purchase Agreement.
     D. It is a condition to the Closing of the transactions contemplated by the Purchase Agreement that Basic and each of the Holders execute and deliver this Agreement.
     Now, Therefore, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:
AGREEMENT
     Section 1. Definitions and References.
     Unless otherwise defined herein, the capitalized terms in this Agreement shall have the same meanings given to them in the Purchase Agreement. For purposes of this Agreement, in addition to the definitions set forth elsewhere herein, the following terms shall have the following respective meanings:
     “Affiliate” of a Holder shall mean a person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Holder, or the spouse or children (or a trust exclusively for the benefit of a spouse and/or children) of such Holder.
     "Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to Basic, which, in the good faith determination of the Board of Directors of Basic (i) upon the advice of counsel, requires disclosure of material, non-public information relating to such event in any registration statement in order to make such registration statement not materially misleading, (ii) upon the advice of counsel, is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws, and (iii) if publicly disclosed at the time of such event, would have a material adverse effect on the business, financial condition or prospects of Basic or would materially and adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.
     “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus, any free writing prospectus relating thereto and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A (or any successor provision thereto) under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Basic under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein.
     “Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing the Shelf Registration Statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations thereunder, and the declaration or ordering of effectiveness of the Shelf Registration Statement by the United States Securities and Exchange Commission (the “SEC”).
     “Registrable Securities” shall mean (i) the Basic Common Shares issued to a Holder pursuant to the Purchase Agreement; and (ii) any Basic Common Shares or other Basic securities issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend, stock split, combination or other distribution with respect to, or in exchange for, or in replacement of, such shares. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (a) the Shelf Registration Statement covering such Registrable Securities has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to such effective Shelf Registration Statement, (b) such Registrable Securities are sold by a Holder in a transaction that is exempt from registration pursuant to Rule 144 under the Securities Act or a transaction in which the Holder’s rights under this Agreement are not assigned, (c) such Registrable Securities may be sold under Rule 144(k) under the Securities Act, unless Basic shall have failed, upon request by a Holder, to remove all restrictive legends on certificates representing such Registrable Securities in connection with an anticipated transfer of such securities that is otherwise permitted by this Agreement, or (d) such Registrable Securities have ceased to be outstanding.
     “Shelf Registration Statement” means a “shelf” registration statement on Form S-3 (or if Form S-3 is not available to Basic, on such other appropriate form) filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the SEC, filed by Basic pursuant to the provisions of Section 2 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.
     Section 2. Registration.
     (a) Basic shall, as promptly as practicable after the Effective Time, and in any event no later than the later of (i) May 15, 2007, and (ii) 30 days after the Effective Time, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement. Basic shall thereafter use reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act as promptly as practicable.
     (b) Basic shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act (which shall include using such efforts to remove any stop orders), subject to Section 4 hereof, in order to permit the Prospectus forming a part thereof to be usable by Holders until the date (the “Termination Date”) that is the earlier of (i) such time as none of the Basic Common Shares issued to the Holders pursuant to the Purchase Agreement continue to constitute Registrable Securities, and (ii) 24 months, plus the time periods of any Suspension Periods (as defined below) imposed on the Holders by Basic, after the Effective Time.
     Section 3. Piggy-Back Rights.
     (a) Participation in Underwritten Offerings. If Basic proposes to sell any Basic Common Shares in an underwritten public offering for cash pursuant to a registration statement under the Securities Act prior to the Termination Date (a “Subject Offering”), then Basic shall give not less than 20 Business Days’ advance written notice to each Holder of its intention to do so. Such notice shall include an estimate of the aggregate offering price of the total number of Basic Common Shares proposed to be offered and shall offer each Holder the right to request inclusion of any of such Holder’s Registrable Securities in the Subject Offering on the same terms and conditions as apply to the Basic Common Shares being offered by Basic through underwriters in the Subject Offering. Upon the written request of any Holder (a “Piggy-Back Request”), given within 10 Business Days following the receipt by the Holders of any such written notice, Basic shall include in such Subject Offering, subject to the proration provisions of Section 3(b), such number of Basic Common Shares as shall be set forth in such Piggy-Back Request and that have not been withdrawn from such Piggy-Back Request pursuant to Section 3(c) (the “Piggy-Back Shares”). Subject to Section 3(b) below, Basic shall use its reasonable best efforts to include in the prospectus and registration statement for a Subject Offering all such Registrable Securities so requested to be included therein; provided, however, that Basic may at any time withdraw or cease proceeding with any such Subject Offering if it shall at the same time withdraw or cease proceeding with the registration of all other Basic Common Shares originally proposed to be registered. The Piggy-Back Shares shall be included in the Subject Offering by means of a prospectus supplement relating to the Shelf Registration Statement and the other registration statement(s) registering Basic Common Shares pursuant to which such shares are being offered and sold in the Subject Offering. The number of Subject Offerings in which Holders may participate shall not be limited prior to the Termination Date.
     (b) Priority. If the lead managing underwriter of the Subject Offering advises Basic in writing that the inclusion of the Piggy-Back Shares in such offering would potentially interfere with the offering of Basic’s securities, and Basic notifies the requesting Holders in writing of such advice, then Basic will be obligated only to include in the Subject Offering that number of shares that, in the reasonable, good faith judgment of the lead managing underwriter, would not potentially interfere with the offering of Basic’s securities, (the “Maximum Number”) as follows and in the following order of priority: (i) first, such number of Basic Common Shares as Basic intended to be sold by Basic, (ii) second, if and to the extent that the number of Basic Common Shares to be sold under clause (i) is less than the Maximum Number, such number of Basic Common Shares as the Holders and any other holders of contractual piggy-back rights shall have intended to sell that, when added to the number of Basic Common Shares to be sold under clause (i), is less than or equal to the Maximum Number, which number of shares shall be allocated among such Holders and others pro rata based on the number of Basic Common Shares originally requested to be included in such offering, and (iii) other securities of Basic requested to be included in such registration.
     (c) Withdrawal. Notwithstanding any request under this Section 3, any Holder may elect in writing to withdraw its request for inclusion of its Piggy-Back Shares in any offering; provided that (i) such request must be made prior to the public announcement of such offering, or, if, as a result of the proration provisions of Section 3(b), the Holders shall not be entitled to include all Piggy-Back Shares in a Subject Offering that the Holders have requested to be included, such request must be made within 3 Business Days of being notified of such proration, and (ii) such withdrawal shall be irrevocable.
     Section 4. Suspension and Standstill Periods.
     (a) Suspension Period. Basic may, by notice in writing to each Holder, require the Holder to suspend the use of any Prospectus included in the Shelf Registration Statement covering the Registrable Securities, during the occurrence and continuance of a Material Disclosure Event and until Basic has prepared and provided to the Holder and, if applicable, filed with the SEC, any prospectus supplement or amendment to the Shelf Registration Statement required by Section 5 (such period, a “Suspension Period”). Notwithstanding the foregoing, no Suspension Period shall exceed 90 days in any one instance and Basic may not exercise its rights set forth in the immediately preceding sentence more than twice in any 12-month period. Each Holder agrees that, upon receipt of notice from Basic of the occurrence of a Material Disclosure Event (a “Suspension Notice”), such Holder will forthwith discontinue any disposition of Registrable Securities pursuant to the Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144 under the Securities Act, until the earlier of (i) the expiration of the Suspension Period and (ii) such Holder’s receipt of a notice from Basic to the effect that such Suspension Period has ended. Any Suspension Notice shall be accompanied by a certificate of the President or any Vice President of Basic confirming the existence of the Material Disclosure Event, but such notice need not specify the nature of the event giving rise to such Material Disclosure Event. If so directed by Basic, such Holder will deliver to Basic (at Basic’s expense) all copies, other than permanent file copies, then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. In the event of a Suspension Notice, Basic shall, promptly after such time as the related Material Disclosure Event no longer exists, take any and all actions necessary or desirable to give effect to any Holders’ rights under this Agreement that may have been affected by such notice.
     (b) Holder Standstill Period. If requested by the lead managing underwriter, each Holder agrees not to, without the prior written consent of the lead managing underwriter for any underwritten offering of (i) securities of Basic that are the same as, or similar to, the Registrable Securities, or (ii) any securities convertible into, or exchangeable or exercisable for, securities of Basic that are the same as, or similar to, the Registrable Securities, effect any disposition (except for dispositions included in, or pursuant to, such an underwritten offering) pursuant to any registration statement or any public sale or distribution, including pursuant to Rule 144 under the Securities Act, of any Registrable Securities or any securities convertible into, or exchangeable or exercisable for, any securities of Basic that are the same as, or similar to, the Registrable Securities, during the period commencing 10 Business Days prior to the date of the final prospectus relating to the offering of such securities of Basic (to the extent timely notified in writing by Basic or the managing underwriter) and ending on the 90th day after such date; provided, however, that if any Affiliate who is a holder of securities of Basic shall be subject to a shorter standstill period or receives more advantageous terms relating to the standstill period, then the standstill period imposed by this Section 4(b) shall be such shorter period and also on such more advantageous terms, and the Holders shall not be required to sign lock-up agreements unless all of Basic’s directors and executive officers have signed lock-up agreements with the managing underwriters. Any such lock-up agreements signed by the Holders shall contain reasonable and customary exceptions, including, without limitation, the right of a Holder to make transfers to certain Affiliates who agree to be bound by the terms of the lock-up agreement.
     Section 5. Obligations of Basic. Basic shall:
     (a) before filing the Shelf Registration Statement or any amendments thereto or any supplements to the Prospectus, Basic will furnish to one counsel (if any) or Holder representative (if any) designated by the Holders of a majority of the Registrable Securities draft copies of all such documents proposed to be filed at least seven days prior to such filing, which documents will be subject to the reasonable review of each Holder and its agents and representatives; and not include in the Shelf Registration Statement information concerning or relating to any Holder to which such Holder shall reasonably object in writing (unless the inclusion of such information is required by applicable law or the regulations of any national securities exchange to which Basic may be subject);
     (b) cause the Shelf Registration Statement and any amendment thereto and any Prospectus, as of the effective date of the Registration Statement and any amendment or supplement thereto, (i) to comply in all material respects with the applicable requirements of the Securities Act and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that Basic shall have no responsibility for information regarding the Holders provided to Basic in writing for inclusion in the Shelf Registration Statement or any Prospectus;

     (c) if reasonably requested by a Holder, promptly prepare and file with the SEC a Prospectus supplement or post-effective amendment to the Shelf Registration Statement including such information as such Holder reasonably specifies should be included therein with respect to such Holder, including, without limitation, information relating to the planned distribution of Registrable Securities, the number of Registrable Securities being sold by such Holder, the name and description of such Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect of the Registrable Securities being sold, the purchase price being paid therefor to such Holder and information with respect to any other terms of the offering of the Registrable Securities to be sold;
     (d) prepare and file with the SEC any required filings under Rule 424 or 430A under the Securities Act or any required supplements to the Prospectus used in connection with the Shelf Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement through the Termination Date;
     (e) furnish without charge to each Holder such number of copies of the Shelf Registration Statement and each amendment thereto, the Prospectus included in such Shelf Registration Statement and the documents incorporated by reference into such Shelf Registration Statement or Prospectus, as applicable in conformity with the requirements of the Securities Act, as such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Holder (Basic hereby consenting to the use in accordance with all applicable laws of the Prospectus by the Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus);
     (f) use all commercially reasonable efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement under the securities or Blue Sky laws of such jurisdiction within the United States as shall be reasonably requested by the Holders for the distribution of the Registrable Securities covered by the Shelf Registration Statement; provided, that Basic shall not be required to qualify to do business in, to file a general consent to service of process or to subject itself to material taxation in any jurisdiction wherein it would not but for the requirements of this paragraph (c) be obligated to do so; and provided, further, that Basic shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires any Holder to submit any of such Holder’s Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holders agrees to do so;
     (g) comply with the provisions of the Securities Act applicable to Basic and reasonably cooperate with the Holders with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended method or methods of distribution set forth therein;
     (h) take all reasonable actions necessary to ensure that the Registrable Securities are and continue to be listed on the New York Stock Exchange or such other market as may be the principal market on which Basic Common Shares are quoted or listed;

     (i) promptly notify the Holders, at any time when the Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in the Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, at the request of any Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to such Prospectus, or a revised Prospectus, as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that in the event of a Material Disclosure Event, Basic shall be entitled to defer preparing and furnishing such supplement or amendment until the end of the applicable Suspension Period, at which time it shall so notify the Holders and shall prepare and furnish to the Holders any such supplement or amendment as may then be required;
     (j) promptly notify the Holders (i) when a Prospectus supplement or post-effective amendment to the Shelf Registration Statement is proposed to be filed and, with respect to a post-effective amendment to the Shelf Registration Statement, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or the Prospectus, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, or (iv) of the receipt by Basic of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose;
     (k) provide a transfer agent and registrar and provide a CUSIP number for all such Registrable Securities covered by the Shelf Registration Statement, in each case not later than the effective date of the Shelf Registration Statement;
     (l) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold under the Shelf Registration Statement, which certificates shall not bear any restrictive legends except as required by law, or in private sales;
     (m) if any Registrable Securities are sold pursuant to the Shelf Registration Statement, make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than the date such information is required to be filed with the Securities and Exchange Commission after the end of the 12-month period beginning with the first day of Basic’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if Basic satisfies the requirements of Rule 158 under the Securities Act and otherwise complies with all applicable rules and regulations of the SEC.
     Section 6. Obligations of Holder. Each Holder shall:

     (a) furnish to Basic such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as Basic shall reasonably request and as shall be required in connection with the actions to be taken by Basic hereunder, which shall be a condition precedent to the obligations of Basic to include Registrable Securities of a Holder in the Shelf Registration Statement;
     (b) promptly notify Basic of any changes in the information set forth in the Shelf Registration Statement and the Prospectus or any document incorporated by reference therein regarding such Holder or its plan of distribution, and shall not use, distribute or otherwise disseminate any free writing prospectus, as defined in Rule 405 under the Securities Act in connection with the sale of Registrable Securities under the Shelf Registration Statement, without the prior consent of Basic;
     (c) not disclose any material non-public information obtained by such Holder in connection with this Agreement, and shall not use any such information as the basis for any market transactions in the securities of Basic or its Affiliates, unless and until such information is made generally available to the public; and
     (d) following receipt of any supplement to any Prospectus, deliver such supplement or revised Prospectus in connection with any offers or sales of Registrable Securities, and not deliver or use any Prospectus not so amended, supplemented or revised. Following delivery of notice that Basic is preparing and filing with the SEC a supplement to the Prospectus, the Holders shall not make any further sales of Registrable Securities pursuant to the Shelf Registration Statement until the Holders receive such supplement from Basic.
     Section 7. Expenses. All expenses incurred in connection with the registration pursuant to this Agreement, excluding underwriters’ or brokers’ fees, discounts and commissions, but including, without limitation, all registration, filing, listing, application or qualification fees and expenses, word processing, duplicating and printers’ fees and expenses, messenger and delivery expenses, all fees and expenses of complying with state securities or Blue Sky laws, the fees and disbursements of counsel for Basic, the fees and disbursements of independent certified public accountants of Basic, and reasonable fees and expenses of not more than one counsel, designated by the Holders owning a majority of the Registrable Securities, for the Holders (as a group), shall be paid by Basic. Each Holder shall bear and pay all underwriting fees, discounts and commissions and brokerage fees, any out-of-pocket expenses of such Holder, including any fees and expenses of counsel to such Holder (other than as set forth in the prior sentence), and any capital gains, income or transfer taxes applicable to securities offered for the account of such Holder in connection with any registrations, filings and qualifications made pursuant to this Agreement.
     Section 8. Transfer of Registration Rights. The registration rights of a Holder under this Agreement with respect to any Registrable Securities shall not be transferred or assigned except to an Affiliate of such Holder. It shall be a condition to any such transfer or assignment of such registration rights to an Affiliate that (i) such Holder shall give Basic written notice prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to Basic, to be bound as a

Holder by the provisions of this Agreement; and (iii) immediately following such transfer the further disposition of such securities by such transferee is restricted under the Securities Act; and provided, further, that no Holder shall be entitled to designate any such transferee if the Registrable Securities would continue to be Registrable Securities for a period longer than would be the case in the hands of such Holder.
     Section 9. Indemnification. If any Registrable Securities is included in the Shelf Registration Statement under this Agreement:
     (a) Indemnification by Basic. Basic shall indemnify and hold harmless each Holder, such Holder’s directors, officers, partners, legal counsel, accountants, and any selling agent selected by such Holder with respect to the offering of such Registrable Securities, including underwriters (as defined in the Securities Act), and each person, if any, who controls such Holder or selling agent within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or other liabilities, joint or several, to which they may become subject under the Securities Act or otherwise (collectively, “Losses”), insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in the Shelf Registration Statement or any preliminary or final Prospectus included therein (including any free-writing prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or any document incorporated by reference in any of the foregoing or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of any Prospectus, in light of the circumstances under which they were made, not misleading; or (ii) any violation by Basic of the Securities Act, Exchange Act, any state securities law or any rule or regulation promulgated thereunder; and Basic shall reimburse each such Holder, such Holder’s directors, officers, partners, legal counsel, accountants, and such selling agent or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of Basic (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that Basic shall have no obligation to provide indemnification hereunder for any such Loss or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement, preliminary or final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of any such Holder or such Holder’s directors and officers, participating person or controlling person, expressly for use in connection with such registration. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder’s directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder and any termination of this Agreement.
     (b) Indemnification by the Holders. Each Holder severally and not jointly shall indemnify and hold harmless Basic, each of its directors, officers, legal counsel and accountants, each person, if any, who controls Basic within the meaning of Section 15 of the Securities Act, and each agent and any underwriter (within the meaning of the Securities Act) for Basic against any Losses, joint or several, to which Basic or any such director, officer, legal counsel, accountant, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Shelf Registration Statement or any preliminary or final Prospectus included therein (including any free-writing prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or any document incorporated by reference in any of the foregoing or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Shelf Registration Statement, preliminary or final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by Basic or any such director, officer, legal counsel, accountant, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that the aggregate liability of each Holder hereunder shall be limited to an amount equal to the net proceeds (after deducting any underwriting or broker’s discounts or commissions but before deducting expenses) received by such Holder from the sale of Registrable Securities covered by such Shelf Registration Statement.
     (c) Notice of Claims, Etc. Promptly after receipt by any person entitled to indemnity under Section 9(a) or (b) hereof, of notice of the commencement of any action or proceeding involving a claim referred to in such sections, such indemnified party shall, if indemnification is sought against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party (unless (i) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party in its reasonable judgment or (ii) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it that are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate counsel). The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9. Anything in this Section 9(c) to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent

(which consent shall not unreasonably be withheld, conditioned or delayed), but if settled with the prior written consent of the indemnifying party, or if there shall be a final judgment adverse to the indemnified party, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the indemnified party, consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), which (i) does not include as a term thereof the unconditional release of the indemnified party from all liability in respect of such action or claim or (ii) includes a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party.
     (d) Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law or held by a court of competent jurisdiction to be unavailable, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     (e) Miscellaneous. The amount payable by an indemnifying party or payable to an indemnified party as a result of the Losses referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. The provisions of this Section 9 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or Basic or any of the officers, directors or controlling persons referred to in this Section 9, and will survive the sale by the Holders of Registrable Securities.
     Section 10. Rule 144. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, Basic agrees until the Termination Date to use its commercially reasonable efforts to (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and (ii) take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rule 144, if available with respect to resales of the Registrable Securities under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 under the Securities Act, as such rule may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC. Upon the written request of a Holder, Basic shall deliver to the Holder a written statement as to whether it has complied with such requirements.
     Section 11. General Provisions.
          (a) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, transmitted by facsimile, delivered by nationally recognized overnight courier or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid. Notices shall be delivered at the addresses set forth below such party’s name on the signature pages hereto. Any party hereto may by notice so given change its address or facsimile number for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or on the third Business Day after deposit in the mail in the manner set forth above.
     (b) Entire Agreement; Independence of Obligations. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.
     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to conflicts of law principles.
     (d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.
     (e) Third Parties. Except as provided in Section 9, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.
     (f) Successors and Assigns. Subject to the provisions of Section 8, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

     (g) Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.
     (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be effective to the fullest extent permitted by applicable law.
     (i) Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.
[signature page follows]

     In Witness Whereof, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

Basic Energy Services, Inc.

By:	/s/ Kenneth V. Huseman

Name: Kenneth V. Huseman
Title: Chief Executive Officer

Basic Energy Services, Inc.
400 West Illinois, Suite 800
Midland, Texas 79701
Facsimile: (432) 570-0598
Attn:Kenneth V. Huseman, Chief Executive Officer
With a copy to:

[Signature Page to Registration Rights Agreement]

     In Witness Whereof, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

HOLDERS

/s/ Spencer D. Armour III

Spencer D. Armour III

Spencer D. Armour III

,
Facsimile:

/s/ David W. Sledge

David W. Sledge

David W. Sledge

,
Facsimile:

/s/ Dale Redman

Dale Redman

Dale Redman

,
Facsimile:

Shamrock Equipment Co., Inc.

By:	/s/ Thomas E. Kelly

Name:	Thomas E. Kelly
Title:	President/CEO

Shamrock Equipment Co., Inc.

,
Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Michael Harrison

Michael Harrison
Michael Harrison

,
Facsimile:

McArthur Family Trust

By:	/s/ Charles McArthur

Name:	Charles McArthur
Title:	Trustee

McArthur Family Trust

,
Facsimile:

Cavic Interest, LLC

By:	/s/ Patrick S. Gerald

Name:	Patrick S. Gerald
Title:	President

Cavic Interest, LLC

,
Facsimile:

BV Investments, LP, d/b/a Bandera Ventures
By:	/s/ Charles A. Anderson

Name:	Charles A. Anderson
Title:	Authorized Agent

Bandera Ventures

,
Facsimile:

[Signature Page to Registration Rights Agreement]

D-K Stanhope
a Texas General Partnership

By:	/s/ Richard E. Anderson

Name:	Richard E. Anderson
Title:	General Partner

D-K Stanhope

,
Facsimile:

Atlas Resources, Inc.

By:	/s/ Thomas Ross

Name:	Thomas Ross
Title:	Vice President

Atlas Resources, Inc.

,
Facsimile:

/s/ Ted Collins, Jr.

Ted Collins, Jr.

Ted Collins, Jr.

,
Facsimile:

/s/ J. Patrick Collins

J. Patrick Collins

J. Patrick Collins

,
Facsimile:

[Signature Page to Registration Rights Agreement]

Collins & Jones Investments, LLC

By:	/s/ Don Jones

Name:	Don Jones
Title:	President

Collins & Jones Investments, LLC

,
Facsimile:

Collins & Young, LLC

By:	/s/ Ted Collins

Name:	Ted Collins
Title:	Vice President

Collins & Young, LLC

,
Facsimile:

/s/ Tim G. Culp

Tim G. Culp

Tim G. Culp

,
Facsimile:

JSL Interests, Ltd.

By:	/s/ Jeff S. Lott

Name:	Jeff S. Lott
Title:	President

JSL Interests, Ltd.

,
Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Brett Smith

Brett Smith

Brett Smith

,
Facsimile:

/s/ Kelcy Warren

Kelcy Warren

Kelcy Warren

,
Facsimile:

D. B. Zwirn Special Opportunities Fund, LP

By:	/s/ David C. Lee

Name:	David C. Lee

Title:	President

D. B. Zwirn Special Opportunities Fund, LP

,
Facsimile:

Drawbridge Special Opportunity Fund, LP

By:	/s/ Constantine Dakolias

Name:	Constantine Dakolias

Title:	Chief Credit Officer

Drawbridge Special Opportunity Fund, LP

,
Facsimile:

[Signature Page to Registration Rights Agreement]